EXHIBIT 10.14B

                                SECOND AMENDMENT
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                                     TO THE
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                      CORNERSTONE REALTY INCOME TRUST, INC.
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                  1992 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
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         SECOND AMENDMENT,  dated as of May 25, 2000, to the Cornerstone  Realty
Income Trust, Inc. 1992 Non-Employee Directors Stock Option Plan, as amended and restated July 8, 1994, by Cornerstone Realty Income Trust, Inc. (the "Company").

         The Company maintains the Cornerstone Realty Income Trust, Inc. 1992 Non-Employee Directors Stock Option Plan, as amended and restated effective as of July 8, 1994 (the "Plan"). The Company's Board of Directors and shareholders have approved an amendment to the Plan, as described herein.

         NOW, THEREFORE, the Plan is amended as follows:

         I.       Plan Section 7(a)(iii) is amended to read as follows:

                           (iii) As of each June 1 during the years 1994 through
                  2001 (inclusive), each Eligible Director shall automatically receive an Option to purchase 0.02% of the total number of shares of Common Stock issued and outstanding on that date.

         II.      This Amendment shall be effective as of May 25, 2000.

         III. In all respects not amended, the Plan is hereby ratified and confirmed.

                                                     * * * * * *
         To record the adoption of the Amendment as set forth above, the Company has caused this document to be signed as of the 25th day of May, 2000.

                                           Cornerstone Realty Income Trust, Inc.


                                           By:   /s/  Stanley J. Olander, Jr.
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                                              Chief Financial Officer